RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

Supplement dated November 3, 2014

to the Prospectuses dated July 1, 2014

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Effective November 3, 2014:

i.

ALPS Distributors, Inc. ("ALPS"), at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the principal underwriter and distributor for Resource Real Estate Diversified Income Fund ("the Fund") and replaces Northern Lights Distributors, LLC ("NLD") in that role;

ii.

ALPS Fund Services, Inc. ("AFS"), at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the administrator and accounting agent for the Fund and replaces Gemini Fund Services, LLC ("GFS") in that role;

iii.

DST Systems, Inc. ("DST"), at PO Box 21969, Kansas City, MO 64121, serves as the transfer agent for the Fund and replaces GFS in that role; and

iv.

The Fund's website is www.RREDIF.com, instead of www.RREDX.com.

All statements to the contrary in the Fund's Prospectuses dated July 1, 2014 (collectively "Prospectus") should be disregarded.  As a result, all Prospectus references to NLD should be replaced with ALPS, all Prospectus references to GFS in its role as administrator or accounting agent should be replaced with AFS, and all references GFS in its role as transfer agent should be replaced with DST.

In addition:

i.

The following paragraph replaces in its entirety the last paragraph under the heading "FUND EXPENSES" in the Prospectus:

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $5.00.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

ii.

The following paragraph replaces in its entirety the paragraph under the heading "Administrator, Accounting Agent and Transfer Agent" in the Prospectus:

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent.  AFS receives the following fees: 0.08% on the first $250 million of net assets of the Fund, 0.06% on the next $250 million of net assets, and 0.03% on net assets greater than $500 million, paid monthly at the preceding annual rates, subject to a $125,000 minimum annual fee for the first year of services and $145,000 for the second year of services and forward (both such minimum fees are subject to an annual cost of living adjustment); plus out of pocket expenses for each of the preceding services. DST Systems, Inc., at PO Box 219169, Kansas City, MO 64121, serves as Transfer Agent. For transfer agent services, DST receives an account service fee (subject to a minimum of $250,000 per year with respect to the Fund), plus additional fees based on other services provided by the transfer agent.

iii.

The following language replaces the second paragraph in its entirety under the heading "Fund Expenses" in the Prospectus:

AFS is obligated to pay expenses associated with providing the services contemplated by an Administration, Bookkeeping and Pricing Services Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by an Agency Agreement (transfer agent), including compensation of and office space for its officers and employees providing transfer agent services to the Fund.

iv.

The following language replaces the first two paragraphs in their entirety under the heading "DIVIDEND REINVESTMENT POLICY" in the Prospectus:

The Fund will operate under a dividend reinvestment policy administered by AFS (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Real Estate Diversified Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver CO 80203. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

v.

The following paragraph replaces the last paragraph under the heading "DIVIDEND REINVESTMENT POLICY" in the Prospectus:

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at  Resource Real Estate Diversified Income Fund, c/o ALPS, Administrator and Accounting Agent, 1290 Broadway, Suite 1100, Denver CO 80203.  Certain transactions can be performed by calling the toll free number 1-855-747-9559.

vi.

The following language replaces the paragraphs under the Prospectus headings "Purchasing Shares," "By Mail," "By Wire – Initial Investment," "By Wire – Subsequent Investments," "Automatic Investment Plan – Subsequent Investments," and "By Telephone":

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund's transfer agent.  The returned check and stop payment fee is currently $5.00.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Real Estate Diversified Income Fund to:

Resource Real Estate Diversified Income Fund

c/o DST Systems, Inc.

PO Box 219169

Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: 101000695

DDA #: 9871916375

Credit: UMB

Resource Real Estate Diversified Income Fund

(shareholder registration)

(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

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This Supplement, as well as the Prospectus and Statement of Additional Information both dated July 1, 2014, provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559 or by visiting www.RREDIF.com.